April 29, 2010

Dreyfus Investment Funds
-Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Supplement to Statement of Additional Information (the “SAI”)
dated February 1, 2010
As Revised February 22, 2010

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

     Christine L. Todd, Steven W. Harvey and Thomas Casey serve as the primary portfolio managers of Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Ms. Todd and Messrs. Harvey and Casey are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2010:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Christine Todd	1	$312 M	0	0	61	$3.895 B
Steven W. Harvey	3	$1.271 B	0	0	287	$2.812 B
Thomas Casey	0	0	0	0	37	$1.554 B

     None of the accounts managed by Ms. Todd and Messrs. Harvey and Casey are subject to a performance-based advisory fee.

     As of March 31, 2010, Ms. Todd and Messrs. Harvey and Casey did not beneficially own any shares of Dreyfus/Standish Intermediate Tax Exempt Bond Fund.